SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 9, 2004

                 FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             TEXAS                   0-026686                     76-0465087
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)             File No.)                Identification No.)

                    675 Bering, Suite 710, Houston, TX 77057
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 977-2600

                                "NOT APPLICABLE"
            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 7.01. Regulation FD Disclosure.

      The following information is being furnished under Item 12.

      On December 9, 2004, First Investors Financial Services Group, Inc. issued a press release announcing their second quarter financial results for the period ended October 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 99.1

      Press release dated December 9, 2004.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                First Investors Financial Services Group, Inc.

Date: December 9, 2004          By: /s/ Bennie H. Duck
                                    ------------------------------------------
                                    Bennie H. Duck
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)